                                                                    Exhibit 10.7

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


LOGO jack henry
   & ASSOCIATES, INC.


                                            LICENSE AGREEMENT # 1020-0320-6-0001

                    COMPUTER SOFTWARE MAINTENANCE AGREEMENT
                    ---------------------------------------


     WHEREAS, Licensee has acquired a non-transferable license to use the JHA Silverlake System(R) Software to process on an IBM AS/400 computer and;
     WHEREAS, Licensee needs continuing maintenance and support for said
Software;
     NOW THEREFORE, on this 19th day of November, 1997, JHA and Licensee mutually contract and agree as follows:

          COLORADO BUSINESS BANK, N.A. (LICENSEE)

Address:  821 17th Street, P.O. Box 8779

          Denver, CO 80202

Phone:    303-312-3458

Central Processing
Unit Location: SAME

JACK HENRY & ASSOCIATES, INC. (JHA)
Address: P. O. Box 807, Monett, MO 65708
Phone: 417-235-6652

1.   Maintenance and Support.
     ------------------------

     Licensee at its expense, will provide JHA with remote dial up communication access for support, with Licensee initiating the call. During the term of this Agreement, JHA will provide Licensee the following maintenance and support for said Software:

     (a) Modified or new software programs required by a change in Federal or State banking laws, within a reasonable time after Licensee gives JHA written notice of such changes.

     (b) Updates and enhancements of existing Software programs on the same terms on which they are offered by JHA to all licensed users of same.

     (c) Technical support, via telephone, for questions or problems with the use of said Software.

     (d) Correct any RPG 400 or Control Language Program procedure defects which prevent normal use of said Software, upon prompt written notice to JHA by Licensee and reasonable access to Licensee's CPU.

     (e) JHA will keep a copy of Licensee's program library, including all updates made by JHA, and authorized program changes made by Licensee (which Licensee will promptly furnish JHA). If Licensee's programs library is destroyed, JHA will furnish Licensee a copy of Licensee's program library then in JHA's possession.

2.   Exceptions to Maintenance & Support.
     ------------------------------------

     JHA will not furnish Licensee maintenance or support for any Software
              ---
     problems caused or contributed to by the following:

     (a)  program was not originally provided by JHA, or

     (b) an unauthorized alteration or revision to the JHA Silverlake System Software, or

     (c) program problems that were previously corrected by JHA, delivered to Licensee, but not installed by Licensee, or

     (d) any problems with data on tape, disk or diskettes which have been caused by defects in IBM (or other hardware manufacturers) programming, or

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


     (e) failure of Licensee to load IBM (or other hardware manufacturers) operational/system software new Releases and/or Program Temporary Fixes (PTFs), or

     (f) program problems which are the result of improper operator handling or use.

     (g) JHA will not provide maintenance or support for Static Gap Reporting Software, Financial Workstation, or Management Information and Planning System Software, which Licensee can obtain by separate contract direct with FinSer Corporation.

3.   Maintenance Fees.
     -----------------

     (a) The Effective Date is the final conversion date when the software applications are successfully converted, balanced and updated in accordance with all acceptance test criteria contained in the JHA Silverlake System Conversion and Verification Document.

     (b)  Licensee will pay JHA an annual advance fee of [     ***    ].  The
                                                               ---
          advance fee for the original term will be pro-rated from the above Effective Date to next July 1st.

     (c)  Each annual advance payment in "b" above will be increased [ *** ] if
                                                                       ---
          Licensee has not installed an uninterruptible power supply.

     (d) Licensee will also reimburse JHA for sales/use taxes (if any), and all actual out-of-pocket expenses, including but not limited to telephone, transportation, meals, lodging, postage and shipping.

     (e)  Licensee will pay JHA [     ***     ] interest per month,
                                      ---
          [     ***       ], plus all attorney fees and expenses actually
                ---
          incurred by JHA in collecting any delinquent or past due payments of any kind due JHA by Licensee.

     (f) JHA may refuse to furnish maintenance or support to Licensee if any fees or payments of any kind due JHA or any of its subsidiaries from Licensee are delinquent and Licensee fails or refuses to cure any such delinquency within thirty (30) days after written notice from JHA, or if Licensee is in breach or default on any written Agreement with JHA or any of its subsidiaries.

     (g) The annual advance fee will be increased pro-rata if and when Licensee contracts for additional software programs, software customization or processing of additional banks.

4.   Term and Automatic Renewal.
     ---------------------------

     The original term of this Agreement runs from the above Effective Date to the next 1st day of July. This Agreement automatically renews for successive terms of 12 months each, unless either JHA or Licensee gives written non-renewal notice to the other party thirty (30) or more days before the end of a term. JHA may review and change the maintenance fee for any renewal term, but must notify Licensee sixty (60) or more days before the end of a term. If no such change is made, Licensee will pay JHA an annual advance fee on July 1 of each renewal term, which is the same as the full year annual fee for the last expired term.

5.   Financial Institutions Covered by this Agreement.
     -------------------------------------------------

     This Agreement covers only those financial institutions listed on Exhibit 'A' attached hereto. Additional maintenance fees for providing maintenance and support services to financial institutions other than those listed on Exhibit 'A' will be determined by an Addendum to this Agreement.

6.   Validity.
     ---------

     In the event any provision of this Agreement is legally determined to be invalid, void or unenforceable, the remaining provisions shall continue in full force and effect. This Agreement shall be governed by the laws of Missouri.

7.   Notice.
     -------

     Any notices under this Agreement shall be written and shall be deemed delivered when actually received, or three days after they are deposited with the United States Postal Service, postage prepaid, and addressed to the other party at its above address, which may be changed by written notice.

8.   Limitation of Liability.
     ------------------------

     JHA shall not be liable to Licensee or any other person, firm or company, for failure to fulfill its obligations hereunder due to causes beyond its control. Any liability of JHA for any loss, damage, or cost hereunder shall be limited to actual direct damages incurred by Licensee, but in no event shall the aggregate of liability exceed the annual maintenance fee paid by Licensee for the current annual term, nor shall any amount of the liability include any punitive, indirect or consequential damages incurred by Licensee.

9.   Complete Agreement.
     -------------------

     This document supersedes all prior Maintenance Agreements and contains the entire agreement between the parties with respect to the transactions contained herein, and except as provided herein, it may be modified or altered only by a written instrument signed by all parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


JACK HENRY & ASSOCIATES, INC.                COLORADO BUSINESS BANK, N.A.
663 Highway 60                               821 17/th/ Street
Monett, MO 65708                             Denver, CO 80202
     (JHA)                                           (LICENSEE)


By:   /s/ Michael R. Wallace                  By:   /s/ Richard J. Dalton
      ----------------------                        ---------------------

          Michael R. Wallace                        Richard J. Dalton
          ------------------                        -----------------
          Print/Type Name                           Print/Type Name

Title:   President/COO                        Title:  SVP/CFO
         -------------                                -------

                                   EXHIBIT A
                                   ---------
                  FINANCIAL INSTITUTIONS COVERED BY AGREEMENT
                  -------------------------------------------


NAME                                     ADDRESS
----                                     -------

COLORADO BUSINESS BANK, N.A.             821 17/th/ Street, Denver, CO 80202

                              AUTHORIZED PERSONNEL
                              --------------------

     The following employees/officers of Licensee are authorized by Licensee to contact and work with JHA on support, maintenance, customization or modifications of JHA Software. This list may, from time to time, be changed by Licensee upon written notice to JHA.


NAME                                       POSITION
----                                       --------
-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

                                           COLORADO BUSINESS BANK, N.A.
                                           821 17/th/ Street
                                           Denver, CO 80202
                                           (LICENSEE)


Date:                                      BY: /S/ Richard J. Dalton
     ------------------------------            ---------------------
                                           TITLE: SVP/CFO


-----------------------------------------------------------------------
BANK                   EMPLOYEE                   AUTHORIZED FOR

-----------------------------------------------------------------------
CBB-DENVER             BRENDA THAYER              PROFIT, DL
CBB-DENVER             CHRISTA STOUT              ALL
CBB-DENVER             CONNIE WRIGHT              ALL
CBB-DENVER             DAVID WARBACH              BATCH PROCESSING
CBB-DENVER             LYNE ANDRICH               GL
CBB-DENVER             IRENE LABIAK               SECURITY, BKKP
CBB-DENVER             JEAN MATSUDA               AUDIT FUNCTIONS
CBB-DENVER             CHRIS RODRIGUEZ*           ALL
CBB-DENVER             CINDY VANGULICK            LOANS
CBB-DENVER             PENNY DODD                 ALL